Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
20. Income Taxes

AllianceBernstein is a private partnership for federal income tax purposes and, accordingly, is not subject to federal or state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein, which are subject to federal, state and local income taxes, are generally included in the filing of a consolidated federal income tax return with separate state and local income tax returns being filed. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located.

In order to preserve AllianceBernstein's status as a private partnership for federal income tax purposes, AllianceBernstein Units must not be considered publicly traded. The AllianceBernstein Partnership Agreement provides that all transfers of AllianceBernstein Units must be approved by AXA Equitable Life Insurance Company (a wholly-owned subsidiary of AXA, "AXA Equitable") and the General Partner; AXA Equitable and the General Partner approve only those transfers permitted pursuant to one or more of the safe harbors contained in relevant treasury regulations. If AllianceBernstein Units were considered readily tradable, AllianceBernstein's net income would be subject to federal and state corporate income tax, reducing its quarterly distribution to Holding. Furthermore, should AllianceBernstein enter into a substantial new line of business, Holding, by virtue of its ownership of AllianceBernstein, would lose its status as a "grandfathered" publicly-traded partnership and would become subject to corporate income tax, which would reduce materially Holding's net income and its quarterly distributions to Holding unitholders.

Earnings (loss) before income taxes and income tax expense consist of:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)

Earnings (loss) before income taxes:
United States	$177,347	$(120,159)	$382,463
Foreign	25,018	(88,310)	83,159
Total	$202,365	$(208,469)	$465,622
Income tax expense:
Partnership UBT	$2,626	$8,737	$10,363
Corporate subsidiaries:
Federal	2,367	10,600	2,570
State and local	541	1,772	1,401
Foreign	8,852	11,411	25,144
Current tax expense	14,386	32,520	39,478
Deferred tax (benefit)	(622)	(29,422)	(955)
Income tax expense	$13,764	$3,098	$38,523

The principal reasons for the difference between the effective tax rates and the UBT statutory tax rate of 4.0% are as follows:

	Years Ended December 31,
	2012		2011		2010
	(in thousands)

UBT statutory rate	$8,095	4.0%	$(8,339)	4.0%	$18,625	4.0%
Corporate subsidiaries' federal, state, local and foreign income taxes	12,548	6.2	2,998	(1.4)	25,544	5.5
Effect of ASC 740 adjustments, miscellaneous taxes, and other	(9,665)	(4.8)	2,560	(1.3)	1,445	0.3
Income not taxable resulting from use of UBT business apportionment factors and effect of compensation charge	2,786	1.4	5,879	(2.8)	(7,091)	(1.5)
Income tax expense and effective tax rate	$13,764	6.8	$3,098	(1.5)	$38,523	8.3

Income tax expenses increased $10.7 million, or 344.3%, in 2012 compared to 2011. The increase was primarily due to higher operating income in 2012 (in large part due to the 2011 compensation charge offset by the 2012 real estate charges), partially offset by the UBT tax benefit recorded in the third quarter of 2012 ($5.7 million). In the third quarter of 2012, application of the New York City tax law that sources various types of receipts from services performed by registered brokers and dealers of securities and commodities for purposes of apportioning income resulted in a reduction of our rate of tax for the current year and to the rate of tax that we expect to pay in the future. As a result, we recognized a $5.7 million tax benefit in the third quarter of 2012 relating to our full year 2011 and nine months 2012 UBT.

Income tax expenses decreased $35.4 million, or 92.0%, in 2011 compared to 2010. Prior to the fourth quarter 2011 compensation charge of $587.1 million, our estimate of our full year 2011 effective tax rate was 7.1%. As a result of the  compensation charge, as well as the immediate recognition of the 2011 long-term incentive compensation awards, we had a fourth quarter 2011 effective tax rate of 3.8% (pre-tax loss of $540.2 million and income tax benefit of $20.3 million that resulted in a full-year 2011 pre-tax loss of $208.5 million and income tax expense of $3.1 million). The compensation charge resulted in a one-time change to the historical mix of business between AllianceBernstein, which incurs a 4.0% UBT, and its corporate subsidiaries that incur corporate level income taxes. In addition, the recorded tax benefit associated with the future deliveries of vested Holding Units was based on the current market value in most jurisdictions, which was lower than the grant price of the awards included in the compensation charge. Both contributed to us incurring tax expense of $3.1 million rather than a benefit at the full year estimated effective tax rate of 7.1%.

We recognize the effects of a tax position in the financial statements only if, as of the reporting date, it is "more likely than not" to be sustained based solely on its technical merits. In making this assessment, we assume that the taxing authority will examine the tax position and have full knowledge of all relevant information.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)

Balance as of beginning of period	$4,028	$5,326	$7,365
Additions for prior year tax positions	158	190	-
Reductions for prior year tax positions	-	-	-
Additions for current year tax positions	918	761	823
Reductions for current year tax positions	-	-	-
Reductions related to closed years/settlements with tax authorities	(1,432)	(2,249)	(2,862)
Balance as of end of period	$3,672	$4,028	$5,326

The amount of unrecognized tax benefits as of December 31, 2012, 2011 and 2010 when recognized, is recorded as a reduction to income tax expense and reduces the company's effective tax rate.

Interest and penalties, if any, relating to tax positions are recorded in income tax expense on the consolidated statements of income. The total amount of interest expense (credit) recorded in income tax expense during 2012, 2011 and 2010 was $(0.3) million, $(0.2) million and $(0.1) million, respectively. The total amount of accrued interest recorded on the consolidated statements of financial condition as of December 31, 2012, 2011 and 2010 are $0.2 million, $0.5 million and $0.7 million, respectively. There were no accrued penalties as of December 31, 2012, 2011 or 2010.

The company is generally no longer subject to U.S. federal, or state and local income tax examinations by tax authorities for any year prior to 2009, except as set forth below.

The Internal Revenue Service ("IRS") initiated an examination of our domestic corporate subsidiaries' federal tax returns for the years 2008 through 2010 in the fourth quarter of 2011. This examination was completed in 2012 and we have received notification that the IRS has accepted our tax returns as filed.

In addition, examinations of five of AllianceBernstein's domestic corporate subsidiaries were initiated in 2010 and 2011 by state and local taxing authorities. Two of these examinations were closed in 2012 with no change to our tax filings and one of these audits was settled for $0.2 million and the remaining reserves were released. An assessment has been received for the fourth audit for years 2007 through 2010. This matter remains in the appeal stage and we do not believe an increase in the existing reserve is necessary. The fifth audit remains in progress and we do not believe an increase in the reserve is necessary.

The Canadian Revenue Agency continues their examination of AllianceBernstein's Canadian subsidiary tax returns for the years 2005 through 2007. We have been advised verbally that there will be no change to the tax filing for the year 2005. An initial assessment has been made by the Canadian Revenue Agency with respect to years 2006 and 2007. The assessment is being challenged and remains in the appeal stage. We do not believe an increase to the reserve is necessary. Currently, there are no other income tax examinations at our significant non-U.S. subsidiaries except as noted above. Years that remain open and may be subject to examination vary under local law, and range from one to seven years.

During the third quarter of 2011, the City of New York notified us of an examination of AllianceBernstein's UBT returns for the years 2007 and 2008. The examination was started in the fourth quarter of 2012 and remains in progress. We do not believe an increase in the reserve is necessary.

Since there are no significant examinations for the years 2009 and forward it is our opinion that there will not be any recognition of unrecognized tax benefits. However, adjustment to the reserve could occur in light of changing facts and circumstances with respect to any future examinations.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effect of significant items comprising the net deferred tax asset (liability) is as follows:

	December 31,
	2012	2011
	(in thousands)
Deferred tax asset:
Differences between book and tax basis:
Benefits from net operating loss carryforwards	$15,352	$5,138
Long-term incentive compensation plans	28,340	35,716
Other, primarily accrued expenses deductible when paid	12,825	14,398
	56,517	55,252
Less: valuation allowance	(12,789)	(5,138)
Deferred tax asset	43,728	50,114
Deferred tax liability:
Differences between book and tax basis:
Intangible assets	6,971	14,325
Translation adjustment	8,655	9,413
Other, primarily undistributed earnings of certain foreign subsidiaries	—	330
Deferred tax liability	15,626	24,068
Net deferred tax asset	$28,102	$26,046

Valuation allowances of $12.8 million and $5.1 million were established during 2012 and 2011, respectively, due to the uncertainty of realizing certain net operating loss ("NOL") carryforwards given the future losses expected to be incurred by the applicable subsidiaries. We had NOL carryforwards at December 31, 2012 of approximately $73.7 million in certain foreign locations with an indefinite expiration period.

The deferred tax asset is included in other assets. Management has determined that realization of the deferred tax asset is more likely than not based on anticipated future taxable income.

The company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2012, $619.9 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $24.1 million, net of foreign tax credits, would need to be provided if such earnings were remitted.